Leases	12 Months Ended
Dec. 31, 2024
Disclosure Of Leases [Abstract]
Leases	Leases
Leases as lessee
For the four bareboat charters for the vessels Nautilus, Nucleus, Neptun and Navarin, the Group recognized a right-of-use asset and lease liability which was the present value at January 1, 2019 of the future lease payments. The right-of-use asset, on January 1, 2019, was measured based on the transition option to align the value of the right of use asset to that of the lease liability. The right-of-use asset was adjusted for the effect of a previously deferred gain on the sale and leaseback of these vessels and was depreciated over the remaining lease term till December 15, 2021.
Under these leaseback agreements there was a seller's credit of $4.5 million of the sale price that became immediately due and payable by the owners upon sale of the vessel during the charter period and shall be paid out of the sales proceeds. It also became due to the extent of 50% of the (positive) difference between the fair market value of the vessels at the end of the leaseback agreements and $17.5 million (for the oldest VLCC) or $19.5 million (for the other vessels). As the first vessel (Nautilus) was redelivered on December 15, 2021, $4.5 million was recognized in the fourth quarter of 2021 in profit or loss, whereas the remaining $13.5 million for the other three vessels were recognized in the first quarter of 2022 at the moment of redelivery.
Furthermore, the Group provided a residual guarantee to the owners in the aggregate amount of up to $20.0 million in total at the time of redelivery of the four vessels. The parties also agreed a profit split, if a vessel was sold at charter expiry they shall share the net proceeds of the sale, 75% for owners and 25% for charterers, between $26.5 million and $32.5 million (for the oldest VLCC) or between $28.5 million and $34.5 million (for the other vessels). This residual guarantee and profit split were not applicable at the moment of redelivery of the vessels.
On October 27, 2020 and November 6, 2020, the Company entered into a time charter agreement for two Suezmaxes. The two Suezmaxes are the Marlin Sardinia (2019 - 156,607) and the Marlin Somerset (2019 - 156,620). The time charter contracts have a duration of 24-months with an option for an additional 12 months, which should be declared no later than 20 months after delivery, at a rate of $25,000 per day per vessel for the firm 24-months period and $26,500 per day per vessel for the optional 12-months period. Owners have a right to sell the vessel during the firm and optional period of the charter and transfer the remaining charter to the new owners by way of novation agreement. In accordance with IFRS, the Group recognized a right-of-use asset and lease liability. On June 24, 2022, the Company has declared the options to extend the time charter agreement for the two Suezmaxes with an additional 12 months. This resulted in the recognition of an additional right-of-use asset and lease liability (see Note 8 and 17). In the fourth quarter of 2023 the vessels were redelivered.

On February 23, 2021, the Company entered into a sale and leaseback agreement for the VLCC Newton (2009 – 307,284) with Taiping & Sinopec Financial Leasing Ltd Co. The vessel was sold for a net sale price of $35.4 million. The Company has leased back the vessel under a 36-months bareboat contract at an average rate of $22,500 per day. In accordance with IFRS, the Group recognized a right-of-use asset and lease liability (see Note 8 and Note 17). During the fourth quarter of 2023, the Company has sent a notification letter to exercise the purchase option of $30.0 million and vessel has been delivered on January 22, 2024.

The future lease payments for these leaseback agreements are as follows:

(in thousands of USD)	December 31, 2024	December 31, 2023
Less than 1 year	—	30,495
Between 1 and 5 years	—	—
Total future lease payments	—	30,495

For the office leases in Belgium, the Netherlands, France, Hong Kong, Singapore, UK and US which have an average lease term till January 2028, the Group recognized a right-of-use asset and lease liability. The right-of-use asset was adjusted by the practical expedient impairment assessment based on the onerous contract analysis option. The right-of-use asset related to office leases was reduced by the lease receivable related to subleases that qualify as finance lease under IFRS 16.

The Group used the short-term lease exemption for all the lease contracts with a remaining lease term of less than one year. Accordingly, those lease payments were recognized as an expense.

Information about leases for which the Group is a lessee is presented below.
Right-of-use assets

(in thousands of USD)	Bareboats	Time charters	Office rental	Company cars	Total

Balance at January 1, 2023	8,421	11,081	1,640	351	21,493
Additions to right-of-use assets	—	—	2,312	—	2,312
Depreciation charge for the year	(7,371)	(9,438)	(1,018)	(212)	(18,040)
Derecognition of right-of-use assets	—	—	(445)	—	(445)
Remeasurement	29,245	(1,642)	—	—	27,603
Translation differences	—	—	11	2	13

Balance at December 31, 2023	30,295	—	2,499	141	32,936

(in thousands of USD)	Bareboats	Time charters	Office rental	Company cars	Total

Balance at January 1, 2024	30,295	—	2,499	141	32,936
Additions to right-of-use assets	—	—	332	—	332
Depreciation charge for the year	(295)	—	(1,013)	(105)	(1,413)
Derecognition of right-of-use assets	(30,000)	—	(162)	—	(30,162)
Acquisitions through business combination	—	—	1,431	—	1,431
Disposals through sale of subsidiary	—	—	(1,184)	—	(1,184)
Translation differences	—	—	(28)	(2)	(30)

Balance at December 31, 2024	—	—	1,876	34	1,910

Amounts recognized in profit or loss

(in thousands of USD)	2024	2023	2022
Interest on lease liabilities	(275)	(631)	(1,237)
Depreciation right-of-use assets	(1,413)	(18,040)	(21,059)

Amounts recognized in statement of cash flows

(in thousands of USD)	2024	2023	2022

Total cash outflow for leases	(33,879)	(21,942)	(25,527)
Total cash inflow for leases	1,591	1,706	2,036

Leases as lessor
As a lessor the Group leases out some of its vessels under long-term time charter agreements.

The future undiscounted lease payments to be received for these lease agreements are as follows:

(in thousands of USD)	December 31, 2024	December 31, 2023
Less than one year	288,933	162,100
Between one and five years	1,147,997	300,183
More than five years	906,010	241,383
Total future lease receivables	2,342,939	703,666

For certain vessels employed under long-term time charter agreements, the adoption of IFRS 16 required the Group to separate the lease and non-lease component in the contract, with the lease component qualified as operating lease and the non-lease component accounted for under IFRS 15.

(in thousands of USD)	2024	2023
Lease component of revenue from time charter-out	1,625,467	457,750
Non-lease component of revenue from time charter-out	717,472	245,916
Total future lease receivables	2,342,939	703,666

On some of the above mentioned vessels the Group has granted the option to extend the charter period. These option periods have not been taken into account when calculating the future minimum lease receivables.

Further the Group subleases office space to third parties in certain leased offices of Euronav UK and Euronav MI II Inc (formerly Gener8 Maritime Inc.). The Group recognized at January 1, 2019 $11.4 million lease receivables related to sublease agreements that qualify as finance lease. The sublease of the office of Euronav UK ended April 30, 2023.

The following table sets out a maturity analysis of the lease receivables related to the subleased office space, showing the undiscounted sublease payments to be received after the reporting date.

(in thousands of USD)	December 31, 2024	December 31, 2023
Less than 1 year	1,285	1,689
One to two years	—	1,285
Two to three years	—	—
Total undiscounted lease receivables	1,285	2,974